EXHIBIT 99.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

I, Carter A. Lee, Principal Financial Officer of VaxGen, Inc. (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Quarterly Report on Form 10-Q of the Registrant, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated: August 14, 2002                             /s/  Carter A. Lee
                                                   ---------------------------
                                                   Carter A. Lee
                                                   Senior Vice President
                                                   Finance & Administration
                                                   Principal Financial Officer


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